                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       3

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       4
                SIX-MONTH DIVIDEND HISTORY       4
                       TOP FIVE INDUSTRIES       5
          NET ASSET VALUE AND MARKET PRICE       5
          Q&A WITH YOUR PORTFOLIO MANAGERS       6
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      23
             NOTES TO FINANCIAL STATEMENTS      28

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      32
    TRUST OFFICERS AND IMPORTANT ADDRESSES      33

It is times like these when money- management experience may make a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 19, 2000

Dear Shareholder,

Whether you have held your Trust for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your Trust is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

                  As we head into the second half of 2000, count on us to continue to draw on the wisdom of our 76 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that kicked off this spring. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED STRONG, PRIMARILY DUE TO ACTIVE CONSUMER AND BUSINESS SPENDING. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUALIZED RATE OF 5.4 PERCENT IN THE FIRST QUARTER OF 2000. WHILE THIS FIGURE INDICATES A MODEST SLOWDOWN FROM THE PREVIOUS TWO QUARTERS, IT NEVERTHELESS REPRESENTS A HIGH RATE OF ECONOMIC GROWTH.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION FEARS CONTINUED TO MOUNT BECAUSE OF STRONG CONSUMER SPENDING AND THE TIGHT LABOR MARKET. FOR MOST OF THE REPORTING PERIOD, RISING INTEREST RATES DID LITTLE TO REIN IN ROBUST CONSUMER SPENDING. ALTHOUGH RETAIL SALES GROWTH MODERATED IN APRIL, THE FACTORS UNDERPINNING CONSUMER ACTIVITY REMAINED LARGELY UNCHANGED--RISING WAGES, LOW UNEMPLOYMENT, AND A GENERALLY FAVORABLE (THOUGH VOLATILE) STOCK MARKET.

IN ADDITION, THE JOBLESS RATE HOVERED NEAR ITS LOWEST LEVEL IN THREE DECADES. THE EMPLOYMENT COST INDEX ACCELERATED SHARPLY IN THE FIRST QUARTER OF 2000, REFLECTING RISING WAGES AS EMPLOYERS VIE TO ATTRACT AND RETAIN SKILLED WORKERS. THESE WAGE PRESSURES, IN TURN, BEGAN TO AFFECT PRICES, AS COMPANIES STARTED TO RAISE THE COST OF GOODS AND SERVICES TO COMPENSATE FOR HIGHER LABOR COSTS.

INTEREST RATES AND INFLATION
STRONG GDP DATA, CONSUMER SPENDING, AND EMPLOYMENT PROMPTED THE FEDERAL RESERVE BOARD TO SEEK TO SLOW THE PACE OF ECONOMIC GROWTH AND WARD OFF INFLATION. THE FED INCREASED THE FEDERAL FUNDS RATE BY 0.25 PERCENT FIVE TIMES BETWEEN JUNE 1999 AND APRIL 2000. [EDITOR'S NOTE: THE FED RAISED RATES BY 0.50 PERCENT ON MAY 16.] DESPITE THE FED'S CONCERNS, THE CONSUMER PRICE INDEX, A MEASURE OF INFLATION, ROSE A MODERATE 3.0 PERCENT DURING THE 12 MONTHS ENDED APRIL 30, 2000.
INTEREST RATES AND INFLATION

(April 30, 1998 - April 30, 2000)

     [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 98                                                                      5.50                               1.40
                                                                            5.50                               1.70
                                                                            5.50                               1.70
Jul 98                                                                      5.50                               1.70
                                                                            5.50                               1.60
                                                                            5.25                               1.50
Oct 98                                                                      5.00                               1.50
                                                                            4.75                               1.50
                                                                            4.75                               1.60
Jan 99                                                                      4.75                               1.70
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.70
Apr 00                                                                      6.00                               3.00

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2000)

--------------------------------------------------------------------------
NYSE Ticker Symbol                                                 VKV
--------------------------------------------------------------------------
Six-month total return based on market price(1)                 -1.92%
--------------------------------------------------------------------------
Six-month total return based on NAV(2)                           2.40%
--------------------------------------------------------------------------
Distribution rate as a % of closing common stock price(3)        7.08%
--------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common stock price(4)                                           11.06%
--------------------------------------------------------------------------
Net asset value                                                 $13.72
--------------------------------------------------------------------------
Closing common stock price                                    $11.4375
--------------------------------------------------------------------------
Six-month high common stock price (11/02/99)                  $12.3750
--------------------------------------------------------------------------
Six-month low common stock price (03/13/00)                   $11.0000
--------------------------------------------------------------------------
Preferred share (Series A) rate(5)                              4.240%
--------------------------------------------------------------------------
Preferred share (Series B) rate(5)                              3.885%
--------------------------------------------------------------------------
Preferred share (Series C) rate(5)                              3.895%
--------------------------------------------------------------------------
Preferred share (Series D) rate(5)                              3.850%
--------------------------------------------------------------------------
Preferred share (Series E) rate(5)                              4.200%
--------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.
(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.
(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.
(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.
(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.
    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).
    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2000
- AAA/Aaa............  66.7%
- AA/Aa..............   6.2%
- A/A................  11.3%
- BBB/Baa............  14.6%
- Non-Rated..........   1.2%
                                     [PIE CHART]
As of October 31, 1999
- AAA/Aaa............  64.4%
- AA/Aa..............   7.0%
- A/A................  10.0%
- BBB/Baa............  17.6%
- Non-Rated..........   1.0%
                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2000, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/99                                                                           0.0675
12/99                                                                           0.0675
1/00                                                                            0.0675
2/00                                                                            0.0675
3/00                                                                            0.0675
4/00                                                                            0.0675

The dividend history represents past performance of the Trust and is no guarantee of the Trust's future dividends.

TOP FIVE INDUSTRIES

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                       APRIL 30, 2000                    OCTOBER 31, 1999
                                                                       --------------                    ----------------
Health Care                                                                 15.5                               14.4
Industrial Revenue                                                          14.0                               13.2
Public Building                                                             12.1                               11.2
Retail Electric/Gas/Telephone                                                9.4                                9.4
General Purpose                                                              8.4                                8.1

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--March 1993 through April 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
3/93                                                                      14.9500                            14.9500
                                                                          15.7000                            14.7500
                                                                          16.5800                            15.2500
                                                                          16.2500                            14.5000
3/94                                                                      13.9500                            12.8750
                                                                          13.8400                            12.8750
                                                                          13.5300                            11.5000
                                                                          12.8200                            11.0000
3/95                                                                      14.0700                            12.3750
                                                                          13.7500                            12.3750
                                                                          14.0800                            12.1250
                                                                          14.9600                            12.5000
3/96                                                                      14.2000                            12.2500
                                                                          14.0300                            11.8750
                                                                          14.3500                            12.5000
                                                                          14.6300                            12.1250
3/97                                                                      14.2300                            12.3750
                                                                          14.6700                            13.0625
                                                                          15.1000                            13.7500
                                                                          15.4300                            13.9375
3/98                                                                      15.3600                            14.1250
                                                                          15.3600                            13.9375
                                                                          15.8200                            14.6250
                                                                          15.6000                            14.7500
3/99                                                                      15.4300                            14.3750
                                                                          14.6800                            13.7500
                                                                          14.1700                            12.3750
                                                                          13.6200                            12.0000
                                                                          14.0000                            11.8125
4/00                                                                      13.7200                            11.4375

The solid line above represents the Trust's net asset value (NAV), which indicates overall changes in value among the Trust's underlying securities. The Trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE ADVISER OF THE VAN KAMPEN VALUE MUNICIPAL INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE REPRESENTATIVES INCLUDE TIMOTHY D. HANEY, PORTFOLIO MANAGER, WHO HAS MANAGED THE TRUST SINCE 1995 AND WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. THE FOLLOWING COMMENTS REFLECT THE REPRESENTATIVES' VIEWS ON THE TRUST'S PERFORMANCE DURING THE SIX MONTHS ENDED APRIL 30, 2000.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS DURING THE REPORTING PERIOD?

A   Generally higher interest rates,
sparked by inflation worries, set the tone for the fixed-income markets during the past six months. As the economy continued its strong advance, the markets reacted warily to signs of potential inflationary pressures--such as rising employment costs, healthy job growth, strong consumer spending, and spikes in commodities prices, especially oil. These concerns fueled a steady sell-off through the fourth quarter of 1999 and into January 2000.

    To slow the economy and keep prices from rising, the Federal Reserve Board gradually pushed short-term interest rates higher, raising the fed funds rate (a key short-term lending rate) three times between November 1999 and April 2000. (Editor's note: On May 16, 2000, after the reporting period ended, the Fed raised rates a fourth time.)

    In times of rising interest rates, bond prices trend downward. Add to that the lingering effects of the Year 2000 (Y2K) computer scare early in the first quarter of 2000, and you can see why this was a challenging period for many fixed-income investors.

Q   HOW DID THE MUNICIPAL BOND
    MARKET REACT TO THESE CONDITIONS?

A   Not surprisingly, higher interest
rates hurt municipal bond prices, but we believe there's always opportunity in the market. In the past few months, we've actually seen some fairly significant price swings--both up and down--as investors tried to anticipate the Fed's next move and the direction of interest rates. The market was weak in late 1999 and early 2000, but we had a nice rally in February and March, which tapered off in April.

    The strong economy has bolstered the financial condition of many municipalities across the country, so the pace of new municipal bond issuance dropped sharply (about 40 percent) from a year ago. With their coffers full, municipalities haven't needed to turn to the bond market for financing. Also, higher interest rates made it more difficult for issuers to refund outstanding bond issues, which has been a source of new investment opportunities in the past.

Q   WHAT STRATEGIES DID YOU FOLLOW
    IN MANAGING THE TRUST?

A   Strategically, we've been moving in
a new direction since early this year. We made the decision to manage the Trust relative to a new benchmark, rather than the Lipper peer group, which meant that we needed to make some adjustments to the Trust's structure. The Trust's benchmark is now the Lehman Brothers Municipal Bond Index with maturities greater than five years. Specifically, we increased the duration of the portfolio (a measure of its sensitivity to changes in interest rates) to more closely track the performance of the new benchmark index. The benchmark provides the shareholder with general municipal market returns, and the leveraged structure provides the opportunity for enhanced dividends.

    Fortunately, the municipal bond market played into our hands and gave us some excellent opportunities to implement this new strategy. Beginning in late January, we began purchasing deeply discounted bonds. These were securities that had been issued a year or so ago with coupons of 4.75, 5.00, or 5.25 percent. As interest rates went up over time, these bonds began selling at a deep discount, with some as low as 80 cents on the dollar.

    At the same time, the Trust held a number of older, prerefunded issues with higher coupons in the 6.00 to 7.50 percent range. Such prerefunded issues tend to decrease the duration of a portfolio because they have shorter lives than their stated maturities. But because of their attractive coupons, these bonds were trading at a premium to par, presenting us with an opportunity to capture some solid capital gains. Because these bonds were scheduled to be called or refunded within the next year or two, we chose to sell them while the demand for them--and therefore their market price--was high.

    This combination of buying deep-discount bonds and selling prerefunded issues enabled us to lengthen the duration of the portfolio without drastically altering the income stream that the Trust will be earning over time. While we may see a slight decline in portfolio income in the months ahead, buying the deeply discounted bonds enabled us to purchase more par value per dollar invested. In some cases, for example, we were able to pick up $1 million worth of bond par value for just $800,000.

Q   WHAT AREAS OF THE MUNICIPAL
    MARKET WERE MOST ATTRACTIVE TO YOU?

A   Our philosophy is to seek bonds
that we feel represent the best values compared with similar offerings in the marketplace. During the past six months, we did not specifically target one area of the market over another. We did, however, maintain significant concentrations in certain sectors, including health-care, industrial revenue, and public building bonds, each of which represented more than 12 percent of the portfolio's long-term investments.

    Many of our portfolio management decisions were based on pricing issues, such as the availability of deep discounts, or structural issues, such as extending duration or maintaining adequate call protection and diversification for the portfolio. For additional portfolio highlights, please refer to page 4.

Q   HOW DID THE TRUST PERFORM
    DURING THE PERIOD?

A   For the six-month period ended
April 30, 2000, the Trust returned -1.92 percent based on market price. This reflects a decrease in market price from $12.0625 per share on October 31, 1999, to $11.4375 per share on April 30, 2000. By comparison, the total return of the Trust's peer group (as represented by the Lehman Brothers Municipal Bond Index) was 2.63 percent for the same period.

    The Trust's dividend remained unchanged during the past six months. The monthly tax-exempt dividend of $0.0675 per share translates to a distribution rate of 7.08 percent based on the Trust's closing common stock price on April 30, 2000.

    Because the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 11.06 percent for an investor in the 36 percent federal income-tax bracket. Please refer to the chart and footnotes on page 3 for additional performance results. Past performance is no guarantee of future results.

Q   WHAT DO YOU SEE AHEAD
    FOR THE ECONOMY AND THE MUNICIPAL MARKET?

A   All eyes will be on the key
economic statistics, such as GDP growth, employment costs, and the unemployment rate. These figures measure the economy's strength and rate of growth and may influence whether the Fed will continue to raise short-term interest rates. We expect that the inflation rate may increase, but it's likely to remain in a moderate range for the near term. It's anticipated that the Fed will continue to increase short-term rates by the end of the summer, perhaps by more than 0.50 percent. Higher interest rates will, in turn, put pressure on the municipal market in the short run.

    Increased stock-price volatility in April has increased investor skepticism, but investors continue to see price pullbacks as opportunities to buy aggressive-growth stocks. It may take a much deeper, more sustained decline in these stocks to convince investors to rethink their asset allocation decisions. If the stock market does fall sharply, we could see a flight to quality, as investors pursue investments that typically carry less risk. Such conditions might benefit investment-grade municipal bonds.

    Low municipal-bond supply could continue throughout 2000, especially if interest rates trend higher, as expected, throughout the first half of the year. Overall, the lower supply of bonds should help to shore up prices, as demand remains strong. Investors can tolerate periodic price swings if they keep long-term perspectives and continue to value the steady stream of tax-exempt income that municipal bonds provide. As always, we will rely on our strong research efforts to evaluate opportunities in the marketplace and identify securities that may offer superior investment potential and value over time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MATURITY DATE: The date a bond expires, usually at face value.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR TRUST AT THE END OF THE REPORTING PERIOD.

  PAR
AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                  COUPON    MATURITY      VALUE
          MUNICIPAL BONDS  97.5%
          ALABAMA  1.9%
$5,000    Birmingham Baptist Med Cent AL Spl Care
          Fac Fin Auth Rev (MBIA Insd)..............   5.750%   11/15/10   $  5,106,400
 2,650    Huntsville, AL Healthcare Auth Healthcare
          Fac Rev Ser A (MBIA Insd).................   6.375    06/01/22      2,687,656
 3,000    Jefferson Cnty, AL Swr Rev Cap Impt
          Warrents Ser A (FGIC Insd)................   5.125    02/01/39      2,561,070
   288    Mobile, AL Indl Dev Brd Solid Waste Disp
          Rev Mobile Energy Svcs Co Proj Rfdg (a)...   6.950    01/01/20         93,547
                                                                           ------------
                                                                             10,448,673
                                                                           ------------
          ALASKA  0.2%
 1,000    North Slope Borough, AK Ser B (FSA
          Insd).....................................   7.500    06/30/01      1,031,050
                                                                           ------------
          ARIZONA  0.8%
 3,975    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
          Oblig Irvington Proj Tucson Ser A Rfdg
          (FSA Insd)................................   7.250    07/15/10      4,213,699
                                                                           ------------

          ARKANSAS  0.2%
 3,050    Arkansas St Cap Apprec College Savings
          Ser A.....................................    *       06/01/16      1,205,970
                                                                           ------------

          CALIFORNIA  7.2%
   830    California Rural Home Mtg Fin Auth Single
          Family Mtg Rev Ser B (GNMA
          Collateralized)...........................   7.750    09/01/26        878,348
 6,000    California St Pub Wks Brd Lease Rev Dept
          of Corrections St Prisons Ser A Rfdg
          (AMBAC Insd)..............................   5.250    12/01/13      6,025,740

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                  COUPON    MATURITY      VALUE

          CALIFORNIA (CONTINUED)
$2,000    California St Pub Wks Brd Lease Rev Dept
          of Corrections St Prisons Ser A Rfdg
          (AMBAC Insd)..............................   5.000%   12/01/19   $  1,837,060
30,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Sr Lien Ser A.........................    *       01/15/22      7,394,100
 1,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Ser A (Prerefunded @ 01/01/07)........   6.500    01/01/32      1,093,340
 1,175    Kings Cnty, CA Waste Mgmt Auth
          Solid Waste Rev...........................   7.200    10/01/14      1,249,601
 1,750    Los Angeles, CA Dept Wtr & Pwr Elec Plant
          Rev (MBIA Insd)...........................   4.250    11/15/14      1,494,342
 9,500    Los Angeles, CA Dept Wtr & Pwr Elec Plant
          Rev Crossover Rfdg (FGIC Insd)............   5.375    09/01/23      8,934,370
 9,000    Riverside Cnty, CA Asset Leasing Corp
          Leasehold Rev Riverside Cnty Hosp Proj
          (MBIA Insd)...............................    *       06/01/21      2,500,650
 5,700    Sacramento, CA City Fin Auth Rev Comb Proj
          B (MBIA Insd).............................    *       11/01/15      2,371,599
 7,550    San Joaquin Hills, CA Transn Corridor Agy
          Toll Rd Rev Cap Apprec Ser A Rfdg (MBIA
          Insd).....................................    *       01/15/36        867,797
 3,250    San Marcos, CA Pub Fac Auth Rev Pub Impt
          Civic Cent Ser A Rfdg.....................   6.200    08/01/22      3,179,442
10,225    Santa Ana, CA Unified Sch Dist Ctfs Partn
          Cap Apprec Fin Proj (FSA Insd)............    *       04/01/32      1,484,466
                                                                           ------------
                                                                             39,310,855
                                                                           ------------
          COLORADO  4.6%
 4,540    Adams & Arapahoe Cntys, CO Jt Sch Dist Ser
          C (MBIA Insd).............................   5.750    12/01/08      4,731,769
 1,000    Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
          Rev E-470 Proj Ser B
          (Prerefunded @ 08/31/05)..................   6.950    08/31/20      1,113,590
 3,000    Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
          Rev E-470 Proj Ser B
          (Prerefunded @ 08/31/05)..................   7.000    08/31/26      3,347,730

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                  COUPON    MATURITY      VALUE
          COLORADO (CONTINUED)
$9,000    Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
          Rev E-470 Proj Ser C
          (Prerefunded @ 08/31/05)..................    *       08/31/26   $  1,420,110
 2,825    Denver, CO City & Cnty Arpt Rev...........   8.500%   11/15/23      2,926,869
   920    Denver, CO City & Cnty Arpt Rev Ser A.....   8.875    11/15/12        983,876
   330    Denver, CO City & Cnty Arpt Rev Ser A
          (Prerefunded @11/15/01)...................   8.875    11/15/12        356,189
 6,000    Denver, CO City & Cnty Arpt Rev Ser C.....   6.600    11/15/04      6,246,480
 7,500    E-470 Pub Hwy Auth CO Rev Sr Ser B Rfdg
          (MBIA Insd)...............................    *       09/01/19      2,350,350
 2,000    Meridian Metropolitan Dist CO Peninsular &
          Oriental Steam Navig Co Rfdg (LOC:
          Meridian Assoc East)......................   7.500    12/01/11      2,079,440
                                                                           ------------
                                                                             25,556,403
                                                                           ------------
          CONNECTICUT  0.5%
 2,500    Connecticut St Hlth & Edl Fac Auth Rev
          Nursing Home Pgm AHF/Hartford (Prerefunded
          @ 11/01/04)...............................   7.125    11/01/14      2,747,275
                                                                           ------------

          FLORIDA  6.1%
 1,985    Bay Cnty, FL Sch Brd Ctfs Partn
          (Prerefunded @ 07/01/04) (AMBAC Insd).....   6.750    07/01/12      2,149,299
 3,500    Citrus Cnty, FL Hosp Brd Rev Citrus Mem
          Hosp Ser A Rfdg (FSA Insd)................   6.500    08/15/12      3,663,485
 5,000    Dade Cnty, FL Wtr & Swr Rev Ser A
          (FGIC Insd)...............................   5.000    10/01/29      4,328,150
 2,500    Dade Cnty, FL Wtr & Swr Sys Rev (FGIC
          Insd).....................................   5.250    10/01/21      2,310,850
 1,370    Florida Hsg Fin Agy Single Family Mtg Ser
          A Rfdg (GNMA Collateralized)..............   6.650    01/01/24      1,419,758
 3,000    Hillsborough Cnty, FL Cap Impt Pgm Rev
          Criminal Justice Fac Rfdg (FGIC Insd).....   5.250    08/01/16      2,859,390
 3,000    Hillsborough Cnty, FL Indl Dev Auth
          Pollutn Ctl Rev Tampa Elec Co Proj Ser 92
          Rfdg......................................   8.000    05/01/22      3,260,790

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                  COUPON    MATURITY      VALUE

          FLORIDA (CONTINUED)
$5,000    Jacksonville, FL Cap Impt Rev Stadium Proj
          Rfdg (AMBAC Insd).........................   4.750%   10/01/25   $  4,181,300
 3,985    Pinellas Cnty, FL Hsg Fin Auth Single
          Family Mtg Rev Multi Cnty Pgm Ser A (GNMA
          Collateralized)...........................   6.700    02/01/28      4,130,931
 6,000    South Miami, FL Hlth Fac Auth Hosp Rev
          Baptist Hlth Sys Oblig Grp (MBIA Insd)....   5.000    11/15/28      5,167,260
                                                                           ------------
                                                                             33,471,213
                                                                           ------------
          GEORGIA  1.8%
 3,000    Cobb Cnty, GA Hosp Auth Rev Antic Ctfs Ser
          A (AMBAC Insd)............................   4.750    04/01/26      2,420,970
 5,000    Georgia Muni Elec Auth Pwr Rev Ser B Rfdg
          (FGIC Insd)...............................   5.700    01/01/19      5,028,750
 2,700    Marietta, GA Dev Auth Rev First Mtg Life
          College Ser B (FSA Insd)..................   5.375    09/01/09      2,720,952
                                                                           ------------
                                                                             10,170,672
                                                                           ------------
          ILLINOIS  6.1%
 7,500    Chicago, IL Brd Ed Cap Apprec Sch Reform
          B-1 (FGIC Insd)...........................    *       12/01/29      1,203,375
 3,500    Chicago, IL Cap Apprec (Prerefunded @
          07/01/05) (AMBAC Insd)....................    *       01/01/17      1,283,660
10,000    Chicago, IL Cap Apprec City Colleges (FGIC
          Insd).....................................    *       01/01/29      1,736,300
 6,000    Chicago, IL Lakefront Millennium Pkg Fac
          (MBIA Insd) (b)........................... 0/5.750    01/01/29      3,920,760
 5,000    Chicago, IL Lakefront Millennium Pkg Fac
          (MBIA Insd)...............................   5.125    01/01/28      4,343,500
 3,180    Illinois Hlth Fac Auth Rev Children's Mem
          Hosp (MBIA Insd)..........................   6.250    08/15/13      3,401,010
 2,250    Illinois Hlth Fac Auth Rev Evangelical
          Hosps Ser A Rfdg (FSA Insd)...............   6.750    04/15/17      2,376,112
 1,250    Illinois Hlth Fac Auth Rev Evangelical
          Hosps Ser C (FSA Insd)....................   6.750    04/15/17      1,320,063
 1,000    Illinois Hlth Fac Auth Rev Highland Park
          Hosp Proj Ser A (MBIA Insd)...............   5.750    10/01/17        983,220

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                  COUPON    MATURITY      VALUE
          ILLINOIS (CONTINUED)
$5,000    Metropolitan Pier & Expo Auth IL Dedicated
          St Tax Rev McCormick Plan Expn Proj Ser A
          Rfdg (FGIC Insd)..........................   5.250%   12/15/28   $  4,461,550
 2,070    Northern IL Univ Ctfs Partn Hoffman
          Estates Cent Proj (FSA Insd)..............   5.400    09/01/16      2,017,029
 5,000    Regional Tran Auth IL Ser A (AMBAC
          Insd).....................................   8.000    06/01/17      6,248,250
                                                                           ------------
                                                                             33,294,829
                                                                           ------------
          KENTUCKY  2.6%
 9,900    Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac
          Delta Airls Proj Ser A....................   7.500    02/01/12     10,184,229
 3,500    Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac
          Delta Airls Proj Ser A....................   7.500    02/01/20      3,599,330
   500    Mt Sterling, KY Lease Rev KY League Cities
          Fdg Ser B.................................   6.100    03/01/18        518,470
                                                                           ------------
                                                                             14,302,029
                                                                           ------------
          LOUISIANA  2.0%
 2,000    Louisiana Stadium & Expo Dist Hotel
          Occupancy Tax & Stadium Rev Ser B Rfdg
          (FGIC Insd)...............................   4.750    07/01/21      1,678,080
 3,875    New Orleans, LA Rfdg (FGIC Insd)..........   4.750    12/01/26      3,171,029
 6,000    Saint Charles Parish, LA Solid Waste Disp
          Rev LA Pwr & Lt Co Proj (FSA Insd)........   7.050    04/01/22      6,220,980
                                                                           ------------
                                                                             11,070,089
                                                                           ------------
          MAINE  0.8%
 3,000    Maine Edl Ln Mktg Corp Student Ln
          Rev Ser A4................................   5.950    11/01/03      3,075,630
 1,125    Maine St Hsg Auth Mtg Purp Ser C2.........   6.875    11/15/23      1,162,316
                                                                           ------------
                                                                              4,237,946
                                                                           ------------
          MASSACHUSETTS  2.5%
 1,000    Massachusetts St Indl Fin Agy Wtr
          Treatment American Hingham................   6.750    12/01/20      1,015,130
 1,000    Massachusetts St Indl Fin Agy Wtr
          Treatment American Hingham................   6.900    12/01/29      1,021,490
 1,000    Massachusetts St Indl Fin Agy Wtr
          Treatment American Hingham................   6.950    12/01/35      1,029,080
10,000    Massachusetts St Wtr Res Auth Ser A
          (Prerefunded @ 12/01/01)..................   6.500    12/01/19     10,473,000
                                                                           ------------
                                                                             13,538,700
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                  COUPON    MATURITY      VALUE
          MICHIGAN  4.3%
$1,250    Battle Creek, MI Downtown Dev Auth Tax
          Increment Rev (Prerefunded @ 05/01/04)....   7.600%   05/01/16   $  1,381,037
 5,000    Detroit, MI Downtown Dev Auth Tax
          Increment Rev Dev Area No 1 Proj Ser C1
          (Prerefunded @ 07/01/06)..................   6.250    07/01/25      5,361,750
 2,750    Detroit, MI Ser B Rfdg....................   7.000    04/01/04      2,904,110
 4,000    Michigan St Bldg Auth Rev Ser I Rfdg (MBIA
          Insd).....................................   6.250    10/01/20      4,061,760
 3,000    Michigan St Hosp Fin Auth Rev Detroit Med
          Cent Oblig Ser A..........................   5.250    08/15/23      2,202,870
 4,300    Michigan St Hosp Fin Auth Rev Detroit Med
          Cent Oblig Ser A..........................   5.250    08/15/28      3,064,309
 5,000    Michigan St Strategic Fd Ltd Oblig Rev
          Detroit Edison Co Ser A Rfdg (MBIA
          Insd).....................................   5.550    09/01/29      4,622,850
                                                                           ------------
                                                                             23,598,686
                                                                           ------------
          MINNESOTA  1.6%
 5,000    Minneapolis & St Paul, MN Metarpts Comm
          Arpt Rev Ser A (FGIC Insd)................   5.125    01/01/31      4,405,800
 4,700    Minnesota St Hsg Fin Agy Single Fam
          Mrtg H-1..................................   5.650    07/01/31      4,329,640
                                                                           ------------
                                                                              8,735,440
                                                                           ------------
          MISSISSIPPI  0.3%
 2,000    Mississippi Business Fin Corp MS Pollutn
          Ctl Rev Sys Energy Res Inc Proj...........   5.875    04/01/22      1,735,520
                                                                           ------------

          MISSOURI  0.4%
 2,395    Kansas City, MO Port Auth Fac Riverfront
          Park Proj Ser A...........................   5.750    10/01/03      2,431,620
                                                                           ------------

          NEVADA  2.7%
 5,750    Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj
          Ser C Rfdg (AMBAC Insd)...................   7.200    10/01/22      6,114,838
 7,800    Clark Cnty, NV Passenger Fac Charge Rev
          Las Vegas McCarran Intl Rfdg (MBIA
          Insd).....................................   4.750    07/01/22      6,491,316
 2,110    Nevada Hsg Div Single Family Pgm Mezz B...   6.550    10/01/12      2,127,344
                                                                           ------------
                                                                             14,733,498
                                                                           ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                  COUPON    MATURITY      VALUE
          NEW JERSEY  3.4%
$1,000    New Jersey Econ Dev Auth Econ Dev Rev
          Manahawkin Convalescent Ser A Rfdg
          (FHA Gtd).................................   6.650%   02/01/23   $  1,043,800
 2,500    New Jersey Econ Dev Auth Mkt Transition
          Fac Rev Sr Lien Ser A (MBIA Insd).........   5.800    07/01/09      2,577,500
 1,695    New Jersey Hlthcare Fac Fin Auth Rev Genl
          Hosp Cent at Passaic (FSA Insd)...........   6.000    07/01/06      1,780,750
 2,500    New Jersey Hlthcare Fac Fin Auth Rev Genl
          Hosp Cent at Passaic (FSA Insd)...........   6.750    07/01/19      2,790,700
 4,000    New Jersey St Transn Trust Fund Auth
          Transn Sys Ser A..........................   5.750    06/15/16      4,120,880
 6,750    Salem Cnty, NJ Indl Pollutn Ctl Fin Auth
          Rev Pollutn Ctl Pub Svc Elec & Gas Ser A
          (MBIA Insd)...............................   5.450    02/01/32      6,228,833
                                                                           ------------
                                                                             18,542,463
                                                                           ------------
          NEW YORK  15.6%
 5,000    Long Island Pwr Auth NY Elec Sys Rev Gen
          Ser A (MBIA Insd).........................   5.250    12/01/26      4,501,400
 4,000    Nassau Cnty, NY Indl Dev Agy Civic Fac Rev
          Hofstra Univ Proj Rfdg (MBIA Insd)........   4.750    07/01/28      3,286,520
 6,000    New York City Muni Wtr Fin Auth Wtr & Swr
          Sys Rev Ser A (FGIC Insd).................   4.750    06/15/31      4,883,340
10,000    New York City Muni Wtr Fin Auth Wtr & Swr
          Sys Rev Ser B (FGIC Insd).................   5.250    06/15/29      8,941,200
 7,270    New York City Ser A.......................   7.000    08/01/04      7,767,632
 5,700    New York City Ser E Rfdg..................   6.600    08/01/03      5,953,308
 5,000    New York City Ser G.......................   5.750    02/01/14      5,022,750
 3,000    New York City Transitional Fin Auth Rev
          Future Tax Secured Ser C Future Tax
          Secured Ser C.............................   5.000    05/01/29      2,566,290
 1,250    New York St Dorm Auth Lease Rev St Univ
          Dorm Fac Ser C (MBIA Insd)................   5.500    07/01/29      1,179,850
 4,500    New York St Dorm Auth Rev St Univ Edl Fac
          Ser A (MBIA Insd).........................   4.750    05/15/25      3,727,575
 2,000    New York St Dorm Auth Rev City Univ Third
          Genl Res Ser 2 (Prerefunded @ 07/01/04)
          (MBIA Insd)...............................   6.250    07/01/19      2,096,440

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                  COUPON    MATURITY      VALUE
          NEW YORK (CONTINUED)
$7,575    New York St Dorm Auth Rev Cons City Univ
          Sys Ser A.................................   5.625%   07/01/16   $  7,554,396
 4,000    New York St Dorm Auth Rev Court Fac Lease
          Ser A.....................................   5.250    05/15/21      3,550,080
 2,500    New York St Dorm Auth Rev Dept of Hlth....   5.500    07/01/25      2,279,675
 4,000    New York St Dorm Auth Rev St Univ Edl Fac
          Ser A Rfdg (AMBAC Insd)...................   5.500    05/15/09      4,078,400
 5,885    New York St Energy Resh & Dev Auth Fac
          Rev.......................................   7.125    12/01/29      6,340,323
 2,310    New York St Med Care Fac Fin Agy Rev Saint
          Peter's Hosp Proj Ser A (AMBAC Insd)......   5.375    11/01/13      2,268,697
 3,130    New York St Urban Dev Corp Rev
          Correctional Fac Ser A Rfdg...............   5.500    01/01/16      2,998,164
 5,000    New York St Urban Dev Corp Rev St Fac
          Rfdg......................................   5.700    04/01/20      4,942,300
 1,500    Niagara, NY Frontier Arpt Rev Buffalo
          Niagara Intl Arpt Ser A (MBIA Insd).......   5.625    04/01/29      1,426,080
                                                                           ------------
                                                                             85,364,420
                                                                           ------------
          OHIO  3.6%
 2,000    Cuyahoga Cnty, OH Multi-Family Rev Hsg
          Dale Bridge Apt (GNMA Collateralized).....   6.600    10/20/30      2,040,080
 3,540    Franklin Cnty, OH Hosp Rev & Impt Doctor's
          Hosp Proj Rfdg............................   5.875    12/01/23      3,543,115
 4,800    Lucas Cnty, OH Hosp Rev Promedica Hlthcare
          Oblig (MBIA Insd).........................   6.000    11/15/06      5,025,552
 1,905    Miami Cnty, OH Hosp Fac Rev Upper Vly Med
          Cent Ser C Rfdg & Impt....................   5.600    05/15/02      1,904,105
 5,130    Muskingum Cnty, OH Hosp Fac Rev Bethesda
          Care Sys Rfdg & Impt (Connie Lee Insd)....   6.250    12/01/10      5,464,373
 2,000    Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev
          OH Edison Co Proj Rfdg....................   5.950    05/15/29      1,795,020
                                                                           ------------
                                                                             19,772,245
                                                                           ------------
          OKLAHOMA  2.2%
 1,750    Oklahoma Dev Fin Auth Rev St John Hlth
          Sys Rfdg..................................   5.750    02/15/25      1,712,515
10,000    Tulsa, OK Muni Arpt Tran Rev American
          Airls Inc.................................   7.375    12/01/20     10,166,700
                                                                           ------------
                                                                             11,879,215
                                                                           ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                  COUPON    MATURITY      VALUE
          OREGON  0.7%
$3,795    Oregon St Dept Admin Serv Ctfs Partn Ser A
          (MBIA Insd)...............................   5.250%   11/01/10   $  3,800,161
                                                                           ------------

          PENNSYLVANIA  3.7%
 9,450    Philadelphia, PA Gas Wks Rev Ser 14 Rfdg
          (FSA Insd)................................   6.250    07/01/08      9,876,856
 2,525    Philadelphia, PA Gas Wks Rev Ser 14 Rfdg
          (FSA Insd)................................   6.375    07/01/26      2,583,757
 1,370    Philadelphia, PA Hosps & Higher Ed Fac
          Auth Rev Cmnty College Ser B Rfdg (MBIA
          Insd).....................................   6.500    05/01/08      1,480,326
 3,310    Pittsburgh, PA Ser A (AMBAC Insd).........   5.500    09/01/14      3,304,870
 2,235    Ridley Park, PA Hosp Auth Rev Taylor Hosp
          Ser A.....................................   6.000    12/01/05      2,274,917
 1,000    Southeastn PA Tran Auth PA Spl Rev Ser A
          (FGIC Insd)...............................   4.750    03/01/24        831,980
                                                                           ------------
                                                                             20,352,706
                                                                           ------------
          RHODE ISLAND  0.2%
 1,050    Rhode Island St Hlth & Edl Bldg Corp Rev
          Higher Edl Fac Roger Williams (Prerefunded
          @ 11/15/04) (Connie Lee Insd).............   7.200    11/15/14      1,160,344
                                                                           ------------

          TENNESSEE  1.1%
 2,500    Johnson City, TN Hlth & Edl Facs Brd Hosp
          Rev 1st Mtg Ser A Rfdg....................   7.500    07/01/25      2,414,775
14,175    Johnson City, TN Hlth & Edl Facs Brd Hosp
          Rev Cap Apprec 1st Mtg Ser A Rfdg (MBIA
          Insd).....................................    *       07/01/26      2,752,927
   820    Tennessee Hsg Dev Agy Mtg Fin Ser A.......   7.125    07/01/26        840,172
                                                                           ------------
                                                                              6,007,874
                                                                           ------------
          TEXAS  7.2%
 9,065    Alliance Arpt Auth Inc TX Spl Fac Rev
          American Airls Inc Proj...................   7.500    12/01/29      9,242,674
 3,000    Brazos River Auth TX Rev Houston Inds Inc
          Proj Ser D Rfdg (MBIA Insd)...............   4.900    10/01/15      2,681,670
 7,170    Dallas, TX Rev Spl Tax Ser A (AMBAC
          Insd).....................................   4.750    08/15/27      5,889,510
 2,500    Dallas Cnty, TX Util & Reclamation Dist
          Ser B Rfdg (AMBAC Insd)...................   5.875    02/15/29      2,458,825
 2,250    Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev
          Hermann Hosp Proj (Prerefunded @ 10/01/04)
          (MBIA Insd)...............................   6.375    10/01/24      2,386,665

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                  COUPON    MATURITY      VALUE
          TEXAS (CONTINUED)
$1,275    Matagorda Cnty, TX Navig Dist No 1 Rev
          Houston Lt & Pwr Ser A Rfdg (AMBAC
          Insd).....................................   6.700%   03/01/27   $  1,330,462
 5,000    Matagorda Cnty, TX Navig Dist No 1 Rev
          Houston Lt Rfdg (AMBAC Insd)..............   5.125    11/01/28      4,354,600
 6,285    Round Rock, TX Indpt Sch Dist (PSF Gtd)...   4.500    08/01/20      5,184,371
 4,500    Tarrant Cnty, TX Hlth Fac Dev TX Hlth Res
          Sys Ser A (MBIA Insd).....................   5.000    02/15/26      3,801,240
 2,250    Tomball, TX Hosp Auth Rev Rfdg............   6.125    07/01/23      1,932,907
                                                                           ------------
                                                                             39,262,924
                                                                           ------------
          UTAH  0.3%
 4,950    Intermountain Pwr Agy UT Pwr Supply Rev
          Ser A Rfdg (FGIC Insd)....................    *       07/01/17      1,808,284
                                                                           ------------

          VIRGINIA  1.9%
 1,125    Fredericksburg, VA Indl Dev Auth Hosp Facs
          Rev (Inverse fltg) (FGIC Insd)............   8.657    08/15/23      1,223,437
 3,000    Isle Wight Cnty, VA Indl Dev Auth Solid
          Waste Disp Fac Rev Union Camp Corp Proj...   6.550    04/01/24      3,002,700
 2,000    Loudoun Cnty, VA Ctfs Partn (FSA Insd)....   6.900    03/01/19      2,134,160
 3,000    Upper Occoquan Sewage Auth VA Regl Sewage
          Rev Ser A (MBIA Insd).....................   4.750    07/01/29      2,459,610
 1,500    Virginia St Hsg Dev Auth Multi-Family
          Ser E Rfdg................................   5.900    11/01/17      1,499,985
                                                                           ------------
                                                                             10,319,892
                                                                           ------------
          WASHINGTON  4.1%
 5,000    King Cnty, WA Ser B.......................   5.900    12/01/14      5,124,400
 2,500    King Cnty, WA Ser B.......................   6.625    12/01/15      2,724,325
 4,000    Washington St Pub Pwr Supply Ser A Rfdg
          (FGIC Insd)...............................   7.000    07/01/08      4,413,920
10,000    Washington St Pub Pwr Supply Sys Nuclear
          Proj No 1 Rev (AMBAC Insd)................   5.700    07/01/09     10,205,200
                                                                           ------------
                                                                             22,467,845
                                                                           ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                  COUPON    MATURITY      VALUE
          WEST VIRGINIA  2.5%
$5,920    Harrison Cnty, WV Cnty Cmnty Solid Waste
          Disp Rev West PA Pwr Co Ser C (AMBAC
          Insd).....................................   6.750%   08/01/24   $  6,294,322
 4,000    Marshall Cnty, WV Pollutn Ctl Rev OH Pwr
          Co Proj Ser C Rfdg (MBIA Insd)............   6.850    06/01/22      4,199,600
 3,000    West Virginia St Wtr Dev Auth Wtr Dev Rev
          Ln Pgm II Ser A (Prerefunded @ 11/01/04)
          (FSA Insd)................................   6.750    11/01/33      3,259,500
                                                                           ------------
                                                                             13,753,422
                                                                           ------------
          WISCONSIN  1.1%
 2,000    Wisconsin St Hlth & Edl Fac Auth Rev (FGIC
          Insd).....................................   5.000    08/15/10      1,907,640
 2,675    Wisconsin St Hlth & Edl Fac Auth Rev FH
          Hlthcare Dev Inc Proj.....................   6.250    11/15/28      2,296,006
 2,090    Wisconsin St Hlth & Edl Facs Auth Rev
          Kenosha Hosp & Med Cent Proj..............   5.625    05/15/29      1,772,445
                                                                           ------------
                                                                              5,976,091
                                                                           ------------
          PUERTO RICO  3.3%
 7,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy
          Rev Ser Y (FSA Insd)......................   6.250    07/01/21      7,536,830
10,000    Puerto Rico Pub Bldgs Auth Gtd Pub Edl &
          Hlth Fac Rfdg Ser M (MBIA Insd)...........   5.600    07/01/08     10,394,400
                                                                           ------------
                                                                             17,931,230
                                                                           ------------
TOTAL INVESTMENTS  97.5%
  (Cost $526,103,355)...................................................    534,233,283
OTHER ASSETS IN EXCESS OF LIABILITIES  2.5%.............................     13,836,412
                                                                           ------------

NET ASSETS  100.0%......................................................   $548,069,695
                                                                           ============

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

 * Zero coupon bond

(a) Issuer has filed for protection in federal bankruptcy court.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined rate.

AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.
LOC--Letter of Credit
PSF--Public School Funding

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $526,103,355).......................  $534,233,283
Receivables:
  Interest..................................................     9,735,427
  Investments Sold..........................................     6,199,365
Other.......................................................        21,232
                                                              ------------
    Total Assets............................................   550,189,307
                                                              ------------
LIABILITIES:
Payables:
  Custodian Bank............................................     1,212,175
  Investment Advisory Fee...................................       294,859
  Income Distributions -- Common and Preferred Shares.......       215,650
  Administrative Fee........................................        90,696
  Affiliates................................................        18,941
Accrued Expenses............................................       166,274
Trustees' Deferred Compensation and Retirement Plans........       121,017
                                                              ------------
    Total Liabilities.......................................     2,119,612
                                                              ------------
NET ASSETS..................................................  $548,069,695
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 9,000 issued with liquidation preference of
  $25,000 per share)........................................  $225,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 23,555,115 shares issued and
  outstanding)..............................................       235,551
Paid in Surplus.............................................   348,118,080
Net Unrealized Appreciation.................................     8,129,928
Accumulated Undistributed Net Investment Income.............     1,832,179
Accumulated Net Realized Loss...............................   (35,246,043)
                                                              ------------
    Net Assets Applicable to Common Shares..................   323,069,695
                                                              ------------
NET ASSETS..................................................  $548,069,695
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($323,069,695 divided
  by 23,555,115 shares outstanding).........................  $      13.72
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $16,279,286
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,772,827
Administrative Fee..........................................      545,486
Preferred Share Maintenance.................................      313,522
Custody.....................................................       15,305
Legal.......................................................       11,980
Trustees' Fees and Related Expenses.........................        9,545
Other.......................................................      161,585
                                                              -----------
    Total Expenses..........................................    2,830,250
                                                              -----------
NET INVESTMENT INCOME.......................................  $13,449,036
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................     (186,328)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    9,607,307
  End of the Period:
    Investments.............................................    8,129,928
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,477,379)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(1,663,707)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $11,785,329
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended April 30, 2000 and the Year Ended October 31, 1999 (Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2000     OCTOBER 31, 1999
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $ 13,449,036        $ 26,790,518
Net Realized Loss..................................       (186,328)         (2,201,262)
Net Unrealized Depreciation During the Period......     (1,477,379)        (41,605,009)
                                                      ------------        ------------
Change in Net Assets from Operations...............     11,785,329         (17,015,753)
                                                      ------------        ------------

Distributions from Net Investment Income:
  Common Shares....................................     (9,539,822)        (19,079,222)
  Preferred Shares.................................     (4,282,977)         (7,302,425)
                                                      ------------        ------------
Total Distributions................................    (13,822,799)        (26,381,647)
                                                      ------------        ------------

NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES............................     (2,037,470)        (43,397,400)
                                                      ------------        ------------
NET ASSETS:
Beginning of the Period............................    550,107,165         593,504,565
                                                      ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $1,832,179
  and $2,205,942, respectively)....................   $548,069,695        $550,107,165
                                                      ============        ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)


                                            SIX MONTHS
                                               ENDED       ------------------------------
                                           APR. 30, 2000     1999       1998       1997
                                           ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD (A).............................    $ 13.802      $ 15.644   $ 15.139   $ 14.496
                                             --------      --------   --------   --------
  Net Investment Income..................        .571         1.137      1.142      1.163
  Net Realized and Unrealized
    Gain/Loss............................       (.071)       (1.859)      .512       .631
                                             --------      --------   --------   --------
Total from Investment Operations.........        .500         (.722)     1.654      1.794
                                             --------      --------   --------   --------
Less:
  Distributions from Net Investment
    Income:
    Paid to Common Shareholders..........        .405          .810       .810       .810
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders.......................        .182          .310       .339       .341
  Distributions from Net Realized Gain on
    Investments:
    Paid to Common Shareholders..........         -0-           -0-        -0-        -0-
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders.......................         -0-           -0-        -0-        -0-
                                             --------      --------   --------   --------
Total Distributions......................        .587         1.120      1.149      1.151
                                             --------      --------   --------   --------
NET ASSET VALUE, END OF THE PERIOD.......    $ 13.715      $ 13.802   $ 15.644   $ 15.139
                                             ========      ========   ========   ========

Market Price Per Share at End of the
  Period.................................    $11.4375      $12.0625   $14.7500   $13.5625
Total Investment Return at Market Price
  (b)....................................      -1.92%*      -13.29%     15.10%     16.61%
Total Return at Net Asset Value (c)......       2.40%*       -6.88%      8.86%     10.30%
Net Assets at End of the Period (In
  millions)..............................    $  548.1      $  550.1   $  593.5   $  581.6
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares**..........       1.76%         1.67%      1.67%      1.70%
Ratio of Net Investment Income to Average
  Net Assets Applicable to Common Shares
  (d)....................................       5.69%         5.50%      5.21%      5.61%
Portfolio Turnover.......................         18%*          35%        24%        32%
 * Non-Annualized
** Ratio of Expenses to Average Net
   Assets Including Preferred Shares.....       1.04%         1.02%      1.03%      1.03%

(a) Net Asset Value at March 26, 1993, is adjusted for common and preferred share offering costs of $.211 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                    MARCH 26, 1993
                                    (COMMENCEMENT
Year Ended October 31               OF INVESTMENT
--------------------------------    OPERATIONS) TO
      1996      1995      1994     OCTOBER 31, 1993
---------------------------------------------------
     $14.366   $12.901   $16.427       $14.789
     -------   -------   -------       -------
       1.168     1.183     1.177          .639
        .131     1.571    (3.340)        1.487
     -------   -------   -------       -------
       1.299     2.754    (2.163)        2.126
     -------   -------   -------       -------
        .829      .912      .912          .380
        .340      .377      .238          .108
         -0-       -0-      .177           -0-
         -0-       -0-      .036           -0-
     -------   -------   -------       -------
       1.169     1.289     1.363          .488
     -------   -------   -------       -------
     $14.496   $14.366   $12.901       $16.427
     =======   =======   =======       =======

     $12.375   $12.750   $10.750       $15.250
       3.70%    27.67%   -23.52%        4.25%*
       6.87%    19.04%   -15.48%       12.14%*
     $ 566.5   $ 563.4   $ 528.9       $ 611.9
       1.77%     1.80%     1.70%         1.46%
       5.78%     5.90%     6.39%         5.59%
         42%       50%       79%          66%*
       1.06%     1.06%     1.03%         1.00%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Value Municipal Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on March 26, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2000, there were no when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1999, the Trust had an accumulated capital loss carry forward for tax purposes of $35,059,715 which will expire between October 31, 2002 and October 31, 2007.

    At April 30, 2000, for federal income tax purposes, cost of long-term investments is $526,103,355; the aggregate gross unrealized appreciation is $15,818,366 and the aggregate gross unrealized depreciation is $7,688,438, resulting in net unrealized appreciation on long-term investments of $8,129,928.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2000, the Trust recognized expenses of approximately $6,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended April 30, 2000, the Trust recognized expenses of approximately $18,900 representing Van Kampen's cost of providing accounting and legal services to the Trust.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust has implemented deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $95,112,800 and $102,134,872, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

    There were no transactions in option contracts during the six months ended April 30, 2000.

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    There were no transactions in futures contracts during the six months ended April 30, 2000.

C. EMBEDDED CAPS These securities, which would be identified in the portfolio of investments, include a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

5. PREFERRED SHARES

The Trust has outstanding 9,000 Auction Preferred Shares ("APS") in five series. Series A, B, C and D each contain 2,000 shares and Series E contains 1,000 shares. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend period for Series A is generally seven days. However, effective with the auction on August 5, 1999, the dividend period for Series A was extended through April 13, 2000. Following this extended dividend period, Series A will revert back to its normal seven day reset period. The dividend period for Series B, C and D is 28 days and for Series E is 7 days. The average rate in effect on April 30, 2000 was 3.993%. During the six months ended April 30, 2000, the rates ranged from 3.300% to 6.000%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

           VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth*
   Mid Cap Growth
   Pace
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN VALUE
MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   VICE PRESIDENTS

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS(1)

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

(1) Independent accountants for the Trust perform an annual audit of the Trust's financial statements. The Board of Trustees has engaged Deloitte & Touche LLP to be the Trust's independent accountants.

    KPMG LLP, located at 303 West Wacker Drive, Chicago, IL 60601 ("KPMG"), ceased being the Trust's independent accountants effective April 14, 2000. The cessation of the client- auditor relationship between the Trust and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Trust's investment adviser.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.